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                                                  Metropolitan Series Fund, Inc.
                                                     and New England Zenith Fund

                                                                  Annual Reports
                                                                   December 2000

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                                         For use with MetLife Variable Annuities
                                         and MetLife and Metropolitan Tower Life
                                               Variable Life Insurance Contracts


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Metropolitan Series Fund, Inc.
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LETTER FROM THE PRESIDENT
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DECEMBER 2000

DEAR INVESTOR:

We are pleased to present the December 31, 2000 annual report of the Metropolitan Series Fund, Inc. The report begins with an overview of the U.S. and international economies during the year. Details for each portfolio, including a list of assets, investments and portfolio characteristics, follow.

FINDING THE SILVER LINING

The year 2000 began much the way 1999 ended -- with a strong economy and soaring stock prices. But the stock rally came to a halt in March as the NASDAQ Composite Index -- a common measure of performance for technology-related and other new economy stocks -- began to fall, finishing the year down 39%, the Index's worst one-year performance since it was created in 1971./1/ There was good news, however, as tobacco, energy, healthcare, and pharmaceutical stocks were the top performing industries in 2000./2/ Mid cap stocks, companies whose market value is between $1 billion and $10 billion, also performed well, delivering an average annual return of 17.5% as measured by the Standard & Poor's MidCap 400 Index.

The global stock markets experienced slow economic growth as well. European stock markets mirrored the U.S. in terms of volatility and negative returns for their major indexes, largely due to steep losses in the technology and telecommunications sectors. With a weakened yen, Japan flirted with a recession.

BONDS RALLY LATE IN THE YEAR

The bond market ended the year mixed, withstanding three short-term interest rate increases by the Federal Reserve in early 2000 to post solid gains late in the year. As the economy cooled, U.S. Treasury yields trended lower, sending their prices higher. Generally, bond prices rise as interest rates fall, and vice versa.

LESSONS TO LEARN

If the year 2000 has taught us anything, it's the importance of diversification. A well-rounded portfolio with assets allocated across a variety of markets and investment styles -- stocks and bonds, growth and value stocks, and foreign and U.S. investments -- will experience less volatility, since investment results won't depend on the performance of one stock, fund, or sector.

The variable annuity and variable life products funded by the Metropolitan Series Fund, Inc. offer portfolios in nearly all the major asset classes, as well as an asset allocation program and automated investment strategies that enable you to allocate your assets based on your individual investment goals and risk tolerance.

Most experts predict the economy will be sluggish in the early part of 2001, as the Federal Reserve has identified slower growth, and not inflation, as our economy's biggest threat. As a result, economists anticipate that interest rates will be cut again in 2001 to spur economic growth. The "surprise" interest rate cut made by the Federal Reserve on January 3 has already helped to stabilize the U.S. economy. However, decreased consumer spending and business investment, due to rising interest rates and higher energy costs, still pose a threat to a growing economy, and could result in continued volatility in the stock and bond markets in the near term.

We appreciate the confidence you have placed in us by choosing the Metropolitan Series Fund, Inc.

/s/ Christopher P. Nicholas

Christopher P. Nicholas
President and Chief Operating Officer
Metropolitan Series Fund, Inc.

/1/ "NASDAQ Sinks 3.4% As Market Staggers To Dismal Year End," David Runk,
     WSJ.com, January 1, 2001

/2/ Standard & Poor's U.S. Indices: 2000 Summary and Statistics, January 2001.
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Annual Reports dated December 31, 2000 of the underlying funds are incorporated herein by reference as the reports sent to contractowners of the Metropolitan Life Separate Account E of Metropolitan Life Insurance Company pursuant to Rule 30b-2 of the Investment Company Act of 1940.

Incorporated by reference are certain series of New England Zenith Fund, Inc. filed on Form N-30D on March 9, 2001, Accession number 0000927016-01-001229.

Incorporated by reference are all series of Metropolitan Series Fund, Inc. as included in the Fund N-30D filing filed on March 9, 2001, Accession number 0000950130-01-001212.


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In an effort to minimize duplicate mailings to our customers, we are sending one copy of our Metropolitan Series Fund Annual Report to a customer with more than one individual life insurance policy or variable annuity contract with the same address of record. Please note that the portfolio performance information provided in this report does not include withdrawal or surrender charges or Separate Account, policy or contract charges (general administrative expenses and mortality and expense risk charges or cost of insurance charges). For information regarding performance for your variable annuity contract or variable life insurance policy, please contact your sales representative. Additional information regarding MetLife products and services is available by calling 1-800-METLIFE or by visiting our Web site at www.metlife.com.


This report has been prepared for the owners and prospective owners of various insurance policies and annuity contracts issued by Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and shareholders of Metropolitan Series Fund, Inc. This report is not authorized for distribution to prospective purchases of any of those policies or contracts unless preceded or accompanied by the current prospectuses for the appropriate contract or policy and for Metropolitan Series Fund, Inc., which contain other important information including applicable fees and charges.


                         If you want more information,
                   please contact you sales representative.


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Metropolitan Life Insurance Company                             PRSRT STD
Johnstown Office, 500 Schoolhouse Road                       U.S. Postage Paid
Johnstown, PA 15904-2914                                         METLIFE






MSFAnnual(0201)                                       E01028VLO(exp0801)MLIC-LD
Date of First Use: 2/28/2001                 1900017115 (0201) Printed in U.S.A.